UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 5, 2019 (July 31, 2019)

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:
(212) 733-2323
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.000% Notes due 2020	PFE20A	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
As previously disclosed, on December 19, 2018, Pfizer Inc. (“Pfizer”) and GlaxoSmithKline plc (“GSK”) entered into a stock and asset purchase agreement (as amended, the “Purchase Agreement”) pursuant to which they agreed to combine their respective consumer healthcare businesses into a new consumer healthcare joint venture that will operate globally under the GSK Consumer Healthcare name, with Pfizer owning a 32% equity interest in the joint venture and GSK owning a 68% equity interest in the joint venture. On August 1, 2019, Pfizer issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement.
The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking information related to Pfizer, GSK and their consumer healthcare joint venture that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the potential benefits of the joint venture, anticipated cost synergies, the companies’ plans, objectives, expectations and intentions, the financial condition, results of operations and business of the joint venture, the joint venture’s products and potential and GSK’s future plans to separate the joint venture as an independent company. Risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the transaction, including the possibility that the expected benefits and cost savings from the transaction will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; the possibility that a future separation of the joint venture may not occur; negative effects of the consummation of the transaction on the market price of Pfizer’s common stock and on Pfizer’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.
A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results,” as well as in its subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and available at www.sec.gov and www.pfizer.com.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Pfizer Inc., dated August 1, 2019

SIGNATURE
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

Dated: August 5, 2019	By: /s/ Margaret M. Madden_____ Margaret M. Madden
Title: Senior Vice President and Corporate Secretary Chief Governance Counsel